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                                                                 Exhibit (10)(i)


                                 AMENDMENT OF
                                 -------------
                            THE TERM LOAN AGREEMENT
                            -----------------------

     THIS AMENDMENT OF THE TERM LOAN AGREEMENT (the "Amendment") dated as of June 30, 1999 between (i) the NORTHERN TRUST EMPLOYEE STOCK OWNERSHIP TRUST
(the "Issuer"), a trust (the "Trust") established under a trust agreement dated January 26, 1989 as amended between The Northern Trust Company (the "Company") and U.S. Trust Company of California, N.A., as successor trustee (the "Trustee") to implement and form a part of the NORTHERN TRUST EMPLOYEE STOCK OWNERSHIP PLAN (the "Plan"), and (ii) NORTHERN TRUST CORPORATION, a Delaware corporation (the "Lender").

                             W I T N E S S E T H:

     WHEREAS, the Lender and the Issuer entered into the Term Loan Agreement dated June 28, 1996 (the "Term Loan Agreement"); and

     WHEREAS, pursuant to the terms and conditions of the Term Loan Agreement the Lender agreed to lend to the Issuer, and the Issuer agreed to borrow from the Lender, the New Loans (as defined in the Term Loan Agreement); and

     WHEREAS, the Issuer is obligated to repay the outstanding principal amount of the New Loans, plus accrued interest in accordance with the payment terms and on the dates provided in Schedule II to the Term Loan Agreement; and

     WHEREAS, the Schedule II to the Term Loan Agreement currently provides that the Issuer will make semi-annual payments of principal and accrued interest on the New Loans commencing on June 30, 1999 and continuing through December 31, 2001; and

     WHEREAS, in order to simplify the administration of the Plan and to comply with certain requirements imposed by the U.K. Inland Revenue Service, the Lender and the Issuer have agreed to amend of the Term Loan Agreement to provide for annual repayments of principal and accrued interest on the New Loans.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto intending legally to be bound do hereby agree as follows:

     1. Effective as of June 30, 1999, Schedule II to the Term Loan Agreement is hereby amended as follows:



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                                 INSTALLMENTS

                       New Loan Due Date          Amount
                       -----------------          ------
                       December 31, 1999        $4,564,388
                       December 29, 2000        $4,917,858
                       December 31, 2001        $5,286,179

     2. Effective as of June 30, 1999, the second sentence of Section II 5 of the Term Loan Agreement is hereby amended as follows:

          "Prior to maturity, interest shall be payable annually on December 31 in each year, commencing December 31, 1999, and at maturity."

     3. Effective as of June 30, 1999, the first sentence of the second paragraph of the Note issued pursuant to the Term Loan Agreement is hereby amended as follows:

          "The Issuer further promises to pay interest on the principal amount from time to time remaining unpaid hereon at the rate of 7.52% per annum from the date hereof until maturity, payable annually on December 31 in each year, commencing December 31, 1999, and at maturity."

     4. The Trustee on behalf of the Issuer hereby agrees to inscribe a legend on the Note providing that the Note is subject to this Amendment of the Term Loan Agreement.

     5. With the exception of the amendment of Schedule II, all other provisions of the Term Loan Agreement and the Note are incorporated herein by reference without any change or modification.

     6. All capitalized terms not otherwise defined herein shall have the meaning attributed to them in the Term Loan Agreement.

     7. This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same Amendment. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.


                           [Signature Page Follows]
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     IN WITNESS WHEREOF, the parties have caused this Amendment of the Term Loan
Agreement to be duly executed and delivered by their respective representatives thereunto duly authorized as the date first hereinbefore appearing.

                                       NORTHERN TRUST EMPLOYEE
                                       STOCK OWNERSHIP TRUST

                                       By:  U.S. Trust Company of California,
                                            N.A., not individually, but solely
                                            as Trustee of the Northern Trust
                                            Employee Stock Ownership Trust


                                         /s/ Dennis Kunisaki
                                             -------------------------

                                         Its: Senior Vice President
                                              ------------------------


                                       NORTHERN TRUST CORPORATION


                                       By: /s/ Perry R. Pero
                                           -----------------------------

                                       Its: Senior Executive Vice President
                                            ----------------------------------